EXHIBIT 10.23

PROMISSORY NOTE

$ 35,000.00
                                  December 27, 2001

     FOR VALUE RECEIVED, the undersigned, ULTIMATE SPORTS ENTERTAINMENT, INC.,
(hereinafter referred to as "Borrower"), hereby promises to pay to the order of Pioneer Pacific Limited the principal sum of Thirty-five Thousand and
00/100 Dollars, together with a fee of twenty percent (20%) per annum from the date hereof until paid.  Principal and fee shall be payable as follows:

(a)     the unpaid principal hereof together with any fee payable pursuant to the foregoing paragraph (a) shall be paid upon demand (the "Maturity Date")

(b)     the lender has the right to convert the repayment of the loan/fee into shares of commons tock of the Company at $.20 per share.

(c)     in lieu of conversion lender will receive 10,000 options at $0.07, which options shall exist for a term of three years.

     Maker, and the endorsers of this Note waive demand, notice of non?payment and protest,
and agree, in the event suit shall be brought for the collection hereof, or the same is collected upon demand of any attorney, to pay reasonable attorneys' fees for making such collection, which reasonable fees are agreed to be equal to fifteen (15%) percent of the then remaining unpaid balance of principal and fee hereof.  In addition, such parties shall pay all costs, fees and expenses incurred by the holder of this Note in preserving, protecting, assembling and realizing upon any and all collateral securing this Note.

              This note is to be construed and enforced according to the laws of the State of California. The makers and any endorsers of this note hereby agree that all actions or proceedings brought hereon may be litigated in
Federal or State Courts located within the aforesaid State and they hereby consent to the jurisdiction of any such Court. The maker and any endorsers of this note also agree to waive the personal service of any and all process upon them and consent that all such service of process may be made by certified or registered mail, return receipt requested, directed to them at the addresses set adjacent to their respective signatures hereon. Service so made shall be completed five (5) days after the same has been posted as aforesaid.

             The delay or failure of the holder of this note to exercise any right or remedy available hereunder or at law or under any agreement securing the indebtedness evidenced by this note shall not constitute a waiver of the right to the later exercise thereof.

     If any term, covenant or condition of this Note or of any agreement securing the indebtedness evidenced hereby or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remaining provisions of this Note or of any agreement securing the indebtedness evidenced hereby or the application of such term, covenant or condition to persons or circumstances other than those to which such term has been held invalid or unenforceable shall not be affected thereby. Each term, covenant and condition of this note and of every agreement securing the indebtedness evidenced hereby shall be valid and enforceable to the full extent permitted by law.

Ultimate Sports Entertainment, Inc.

By: /s/ Frederick R. Licht_________________

Address:      2444 Wilshire  Boulevard
              Santa Monica, CA 9O403

Dated: December 27, 2001